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                                                           Exhibit 22

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 20, 2002

TO THE STOCKHOLDERS OF CITIZENS FINANCIAL CORP.:

Notice is hereby given that the Annual Meeting of Stockholders of Citizens Financial Corp. will be held in the lobby of the Citizens National Bank of Elkins, 211-213 Third Street, Elkins, West Virginia, on Saturday, April 20, 2002, at 11:00 A.M., for the purpose of voting on the following matters:

     1.     To fix the maximum number of Directors at nine (9).

     2. To elect four (4) Directors to serve a full three-year term expiring in 2005. The nominees are: Max L. Armentrout; Raymond
            L. Fair; John F. Harris; and L. T. Williams.

            In addition to the foregoing nominees, the following five (5) persons presently are serving as members of the Board of Directors, for terms to expire in the year indicated for each member: Robert
            N. Alday (2003); William J. Brown (2004); Edward L. Campbell
            (2004); Cyrus K. Kump (2003); and Robert J. Schoonover (2004).

     3. To conduct such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record as of the close of business on March 6, 2002 are entitled to notice and to vote at the meeting.

I urge you to sign and date the enclosed proxy and return it at once in the enclosed envelope. Proxies may be revoked at any time prior to the voting thereof.


By Order of the Board of Directors

                                                  Sincerely,

                                                  Leesa M. Harris
                                                  Secretary

March 14, 2002
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                                                           Exhibit 22 (cont.)

                                     PROXY

                           CITIZENS FINANCIAL CORP.
           ANNUAL MEETING OF STOCKHOLDERS-SATURDAY, APRIL 20, 2002

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF CITIZENS FINANCIAL CORP.

     John A. Yeager, Carl Antolini, Jr., and Harriet E. Shaw, or any of them, each with all the powers and discretion the undersigned would have if personally present, are hereby appointed to represent the undersigned, with full power of substitution, at the Annual Meeting of Stockholders of Citizens Financial Corp. to be held on April 20 , 2002 (including any adjournments or postponements thereof), and to vote all shares of stock of Citizens Financial Corp. which the undersigned is entitled to vote on all matters that properly come before the meeting, subject to any directions indicated in the boxes below.

This Proxy shall be voted as follows (MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING):

1.  FIX THE MAXIMUM NUMBER OF DIRECTORS AT NINE (9)

        ___ FOR               ___ AGAINST               ___ ABSTAIN

2. ELECTION OF FOUR (4) CLASS 3 DIRECTORS (To serve three-year terms until the Annual Meeting of Stockholders to be held in April, 2005).

    ___ FOR ALL NOMINEES LISTED BELOW     ___ AGAINST ALL NOMINEES LISTED BELOW

(INSTRUCTION: To vote against any individual nominee, strike a line through the nominee's name in the list below)

                                   Max L. Armentrout
                                    Raymond L. Fair
                                    John F. Harris
                                    L. T. Williams

3. In the discretion of the Proxy representatives, to vote with respect to other matters that may come before meeting the or any adjournment thereof.

THE PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED, IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE REPRESENTATIVES WILL VOTE "FOR" THE ABOVE LISTED PROPOSALS.

DATED this ___ day of ___________________, 2002(Please date this Proxy).

_________________________________________
   Signature of Registered Owner

_________________________________________
   Signature of Registered Owner

                                             Number of Shares Held:______

When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
ENVELOPE.